EXHIBIT 10.29



FLORIDA                                           DEPARTMENT OF TRANSPORTATION
LAWTON CHILES                                             BEN C. WATTS
  GOVERNOR                                                 SECRETARY


                            DISTRICT GENERAL COUNSEL
             3400 W. COMMERICAL BLVD., FT. LAUDERDALE, FL 33309-3421
                      (954)777-4529-FACSIMILE (954)777-4528

                                  June 20, 1997

Mr. Thomas E. Blayney
Vice President of Operations
First American Railways, Inc.
3700 North 29th Avenue, Suite 202
Hollywood, FL 33020

RE: Amendment to Operating Agreement-First American Railways, Inc./Fun Train and Florida Department of Transportation

Dear Mr. Blayney:

Enclosed please find the two original copies of the Amendment to the above Agreement.

We made some very minor changes to add clarification to the Amendment. Please initial same and return one of the fully executed copies to my attention.

If this office can be of further assistance, please feel free to give me a call.

                                              Very truly yours,



                                              Karen A. Kameron
                                              Senior Attorney, District IV

KAK/mfa

Encl.

cc:      Joseph Yesbeck, Planning & Programs
         Ray Holzweiss, Rail
         Roger Bazin, Rail

                                    AMENDMENT
                                       TO
                               OPERATING AGREEMENT
                                 BY AND BETWEEN
                          FIRST AMERICAN RAILWAYS, INC.
                                       AND
                                FUN TRAINS, INC.
                                       AND
                      FLORIDA DEPARTMENT OF TRANSPORTATION


         This has reference to the Operating Agreement entered into by and between First American Railways, Inc., Fun Trains, Inc., and Florida Department of Transportation on January 6, 1997 (Agreement), whereby the Florida Department of Transportation (FDOT) granted First American Railways, Inc. (FAR) the right to access the South Florida Rail Corridor for the purpose of operating entertainment trains known as the Florida Fun-Train and Space Coast Excursion Train (FFT/SCET) between Mile Marker 1034 at Hialeah, Florida and Mile Marker 965 at West Palm Beach, Florida.

         Among other things, FDOT acknowledged FAR's desire to operate the above-described entertainment trains over FDOT rail lines, including sidings, passing tracks and spur lines and confirmed FDOT's intent to provide FAR with access to and use of the Broward Boulevard Station or other station(s) agreed upon by the parties.

         In consideration of the foregoing, FAR, FTI and FDOT agree to amend the Agreement to provide FAR with access to and use of FDOT's spur line at the Sheridan Street Station extending from SX 1018.55 to 1018.18 (Spur) for the purpose of loading and unloading passengers and supplies in connection with operation of FFT/SCET pursuant to the terms and conditions prescribed in the Agreement.

         In order to permit FAR's use of and access to the Spur which has been out of service for a number of years, FAR agrees to make improvements at its sole expense* that are necessary to render the Spur operable for the purposes intended. The improvements shall become the property of FDOT upon expiration of the Agreement and shall include the following:

         1.       Replacement of ties.
         2.       Resurfacing and tamping.
         3.       Alignment of rails.
         4.       Grading, landscaping and any necessary drainage improvements.
         5.       Construction of protective fence and access gate.
         6.       Maintenance for the duration of the Agreement.

         The terms, conditions and compensation relative to FAR's use of the Sheridan St. Station, Hialeah yard and parking facilities shall be subject to separate agreements as permitted by law.

*including but not limited to, payment of any and all labor protection payments or benefits.

         It is understood between FAR and FDOT that access to and use of the Spur shall be on a non-exclusive basis, but shall provide FAR with access to the Spur consistent with that required to operate FFT/SCET as contemplated under terms and conditions of the Agreement.

         This Agreement shall be incorporated into and made a part of the Agreement which shall be applicable in all respects to FAR's access to and use of the Spur.

Dated this 6TH day of June, 1997.


FIRST AMERICAN RAILWAYS, INC.


By:/S/ THOMAS E. BLAYNEY
   ------------------------------
   Thomas E. Blayney


FUN TRAINS, INC.


By:/S/ THOMAS E. BLAYNEY
   ------------------------------
   Thomas E. Blayner


FLORIDA DEPARTMENT OF TRANSPORTATION

By:
   ------------------------------

   /S/ KAREN KAMERON
   ------------------------------
   Karen Kameron